EXHIBIT 10.13

             THE BANK OF NEW YORK COMMERCIAL CORPORATION
                     1290 Avenue of the Americas
                      New York, New York 10104

                                       March 7, 1997

General Bearing Corporation
Hyatt Railway Products Corp.
44 High Street
West Nyack, New York 10994
Attention: David Gussack

Gentleman:

        Reference is made to that certain Loan and Security Agreement dated December 20, 1993 (as same has been amended by (i) Amendment No. 1 to Loan and Security Agreement dated as of April ____, 1994, (ii) Amendment No. 2 to Loan and Security Agreement dated as of May 31, 1994, (iii) Amendment No. 3 to Loan and Security Agreement dated as of November 14, 1994, (iv) Amendment No. 4 to Loan and Security Agreement dated as of June 19, 1995, (v) Amendment No. 5 to Loan and Security Agreement dated as of March 1, 1996, (vi) Waiver and Amendment No. 6 to Loan and Security Agreement dated as of March 22, 1996, (vii) Waiver and Amendment No. 7 to Loan and Security Agreement dated as of September 25, 1996, (vii) Amendment No. 8 to Loan and Security Agreement dated as of October 30, 1996 and as may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among GENERAL BEARING CORPORATION ("General Bearing"), a Delaware corporation, HYATT RAILWAY PRODUCTS CORP. ("Hyatt"), a New York corporation, each having its principal place of business at 44 High Street, West Nyack, New York (General Bearing and Hyatt each a "Borrower" and jointly and severally referred to as "Borrowers") and THE BANK OF NEW YORK COMMERCIAL CORPORATION having its principal place of business at 1290 Avenue of the Americas, New York, New York 10104 ("Lender"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Loan Agreement.

        Borrowers have requested that Lender release each of David Gussack, Realty and World from certain of its obligations under its respective guaranty and/or security document, as applicable, and Lender is willing to do so on the terms and conditions set forth below.

        Subject to the receipt by Lender of a copy of this letter executed and agrees to by the Borrowers, Guarantors and World, Lender hereby proposes to: (A) amend (i) Section 1 of the Loan Agreement by deleting the term "Overadvance Amount" in its entirety and inserting "Internationally Omitted" in its entirely and inserting "Internationally Omitted" in its place and stead and (ii) Section 2 of the Loan Agreement by deleting subsection (a) (y) in its entirety and inserting the following in its place and stead:

        (y) an amount equal to the sum of:

        (i) Receivables Availability; plus

       (ii) Inventory Availability; minus

      (iii) the aggregate amount of outstanding
            Letters of Credit; minus
                               -----

       (iv) Such reserves as Lender may reasonably deem proper and necessary from time to time.

        The sum of 2(a) (y) (i) plus (ii) minus (iv) shall be referred to as the "Formula Amount"; and

     (B) release (i) Gussack from his obligations under the Overadvance Guaranty, (ii) Realty from its obligations under the Mortgage and that certain Guaranty dated as of __________ ___, 1996 executed by Realty in favor of Lender (the "Realty Guaranty") and (iii) World from its obligations under the CD Pledge.

        If Borrowers are in agreement with the foregoing proposed amendment and releases, kindly execute, and have each Guarantor execute, a copy of this letter in the space provided for below and return same to Lender. Upon receipt of a fully executed original of this letter, (i) Lender shall deliver to Realty a mortgage satisfaction with respect to the Real Property and return the proceeds of the CD Pledge to World and (ii) the Overadvance Guaranty and the Realty Guaranty shall be terminated and no further force and effect.

        Except as specifically amended herein, the Loan
     Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. Except as expressly provided herewith, the execution, delivery and effectiveness of this letter shall not operate as a wavier of any right, power or remedy of Lender, nor constitute a wavier of any provision of the Loan
     Agreement, or any other documents, instruments or agreements executed and/or delivered thereunder or in connection therewith.

        This letter may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                                    Very truly yours,

                                    THE BANK OF NEW YORK COMMERCIAL
                                    CORPORATION

                                    By: /s/Robert Nuytkens
                                    Its: V.P.

     CONSENTED AND AGREED TO:

     GENERAL BEARING CORPORATION, as a
      Borrower and a Guarantor

     By:   /s/David Gussack
     Its: President


     HYATT RAILWAY PRODUCTS CORP., as a
       Borrower and a Guarantor

     By:  /s/David Gussack
     Its: V.P.


     FISCO INDUSTRIES, LTD., as a Guarantor

     By:   /s/David Gussack
     Its: President



            /s/ David Gussack
     --------------------------------
     David Gussack, Limited Guarantor



     WORLD MACHINERY COMPANY, as Pledgor

     By:   /s/David Gussack
     Its: Treasures, Director